KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Consent of Independent Registered Public Accounting Firm
We consent to the use of our report dated May 21, 2026, with respect to the consolidated financial statements of Allspring Precious Metals Fund, a series of Allspring Funds Trust, as of March 31, 2026, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Boston, Massachusetts November 10, 2026

KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Consent of Independent Registered Public Accounting Firm
We consent to the use of our report dated May 21, 2026, with respect to the financial statements of Allspring Disciplined Small Cap Fund, a series of Allspring Funds Trust, as of March 31, 2026, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Boston, Massachusetts November 10, 2026

KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Consent of Independent Registered Public Accounting Firm
We consent to the use of our report dated August 21, 2026, with respect to the financial statements of Allspring Municipal Bond Fund, a series of Allspring Funds Trust, as of June 30, 2026, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Boston, Massachusetts November 10, 2026

KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Consent of Independent Registered Public Accounting Firm
We consent to the use of our reports dated September 24, 2026, with respect to the financial statements of Allspring Growth Fund and Allspring Large Cap Growth Fund, each a series of Allspring Funds Trust, as of July 31, 2026, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Boston, Massachusetts November 10, 2026

KPMG LLP
Two Financial Center 60 South Street
Boston, MA 02111

Consent of Independent Registered Public Accounting Firm
We consent to the use of our reports dated November 20, 2025, with respect to the financial statements of Allspring Mid Cap Growth Fund and Allspring SMID Cap Growth Fund, each a series of Allspring Funds Trust, as of September 30, 2025, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Boston, Massachusetts November 10, 2026